UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2025

FREIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38172	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Timberloch Place, Suite 500, The Woodlands, TX	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (773) 905-5076

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	FRGT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 3, 2025, Freight Technologies, Inc. (the “Company”) completed a private placement with certain investors, wherein a total of 1,540,832 Series A4 preferred shares of the Company, par value $0.0001 per share (the “Preferred Shares”), with each investor receiving 770,416 Preferred Shares, for a total purchase price of approximately $3,000,000 (the “Offering”). The Offering raised net cash proceeds of approximately $2.9 million (after deducting the transfer agent and legal fees and expenses of the Offering). The Company intends to use the net cash proceeds from the Offering for working capital and corporate purposes. Pursuant to the Amended and Restated Memorandum and Articles of Association filed with the Registrar of Corporate Affairs of the British Virgins Islands on January 31, 2025 (the “Amended and Restated M&A”), each Preferred Share is immediately convertible on the date of issuance, by dividing the respective Series A Reference Price (as defined in the Amended and Restated M&A) of such Preferred Share by the applicable conversion price (the “Preferred Shares Conversion Price”) at the option of the shareholder thereof, at any time and from time to time, and without the payment of additional consideration by the shareholder thereof, into such number of fully paid and non-assessable ordinary shares, with no par value per share, of the Company (the “Ordinary Shares”). Pursuant to the Amended and Restated M&A, the Preferred Shares Conversion Price shall be the greater of (i) the lowest daily VWAP (as defined in the Amended and Restated M&A) of the Ordinary Shares in the seven (7) consecutive Trading Day (as defined in the Amended and Restated M&A) period immediately preceding the date of the conversion of the applicable Preferred Share and (ii) the Series A4 Conversion Price Floor (as defined in the Amended and Restated M&A).

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors containing customary representations and warranties. Pursuant to the Purchase Agreement the Company will be required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale the Ordinary Shares issuable upon conversion of the Preferred Shares, no later than March 30, 2025, and shall use its commercially reasonable efforts to cause such Registration Statement to become effective at the as soon as possible thereafter, but in any event no later than 90 days of the Closing Date (as defined under the Purchase Agreement). The Company will be obliged to pay certain liquidated damages to the investors if the Company fails to file the Registration Statement when required, fails to file or cause the Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Registration Statement pursuant to the Securities Purchase Agreement. The maximum amount of such liquidated damages payable shall not exceed 20% of the aggregate reference price of the Preferred Shares sold hereunder.

The Offering was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the investors represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description above is qualified in its entirety by reference to the full text of such exhibit.

Item 3.02 Unregistered Sales of Equity Securities.

The matters described in Section 1.01 of this Current Report on Form 8-K are incorporated herein by reference. In connection with the issuance of the securities described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder for transactions not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On February 3, 2025, the Company issued a press release announcing the closing of the Offering. The press release, which is furnished to this Current Report on Form 8-K as Exhibits 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

The board of directors of the Company approved the proposed Amended and Restated M&A to change the Series A4 Conversion Price under Schedule 3.5.1(a) from $2.596 to the current Preferred Shares Conversion Price under Schedule 3.5.1(c) as disclosed above in Item 1.01. On January 31, 2025, in connection with the proposed amendment to the Amended and Restated M&A, the Company filed the Amended and Restated M&A with the Registrar of Corporate Affairs in the British Virgin Islands.

The foregoing descriptions of the Amended and Restated M&A do not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated M&A, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Forward-Looking Statements

The press release and the statements contained therein include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association dated as of January 31, 2025
10.1	Securities Purchase Agreement dated January 31, 2025 by and among Freight Technologies, Inc., Freight Opportunities II LLC and Freight Opportunities II LLC
99.1	Press Release dated February 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2025	Freight Technologies, Inc.

/s/ Javier Selgas
	Name:	Javier Selgas
	Title:	Chief Executive Officer